Exhibit 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS


Board of Directors
CVS Corporation

We consent to the incorporation by reference in the Registration Statement on Form S-4 of our reports dated January 27, 1999, incorporated by reference in the Annual Report on Form 10-K of CVS Corporation for the year ended December 31, 1998.

                                             /s/ KPMG LLP
                                             ------------------------------
KPMG LLP

Providence, Rhode Island
June 24, 1999